September 11, 2024 BurgerFi International Files for Protection Under Chapter 11 All 144 locations remain open and continue normal operations FORT LAUDERDALE, Fla., Sept. 11, 2024 /PRNewswire/ -- BurgerFi International, Inc. (NASDAQ: BFI, BFIIW) ("BurgerFi" or the "Company"), owner of the high-quality, casual dining chain Anthony's Coal Fired Pizza & Wings ("Anthony's") and one of the nation's leading fast-casual "better burger" dining concepts, BurgerFi, announced today that it has filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in order to preserve the value of its brands for all stakeholders. All 144 locations of the Company's two brands throughout the United States, including in Puerto Rico, and in Saudi Arabia, (both corporate-owned and franchised) will continue normal, uninterrupted operations. The Chapter 11 filing by the Company includes only the 67 corporate-owned locations of both brands. Franchisee-owned locations of BurgerFi and Anthony's Coal Fired Pizza & Wings are excluded from the bankruptcy proceedings. "BurgerFi and Anthony's Coal Fired Pizza & Wings are dynamic and beloved brands, and in the face of a drastic decline in post-pandemic consumer spending amidst sustained inflation and increasing food and labor costs, we need to stabilize the business in a structured process," said Jeremy Rosenthal, Chief Restructuring Officer of BurgerFi International, Inc. "We are confident that this process will allow us to protect and grow our brands and to continue the operational turnaround started less than 12 months ago and secure additional capital." The Board brought in Carl Bachmann as chief executive officer and Christopher E. Jones, chief financial officer in July 2023 to turnaround and strengthen the brands and operations. Faced with legacy operational challenges, they quickly developed and implemented a strategic plan to address foundational issues including declining same store sales, high employee turnover and a stale menu. As part of the turnaround efforts, the Company initiated a top-to-bottom evaluation of its operations, which is continuing. As a result, the Company has aligned its footprint with current business standards through the closure of 19 underperforming corporate-owned stores and reduced related operating costs. The Company's current platform is primed for success. "Despite the early positive indicators of the turnaround plan initiated less than a year ago, the legacy challenges facing the business necessitated today's filing," said Carl Bachmann. "We are grateful for the continued support of our loyal customers, vendors, business partners and our dedicated team members, who are the heart of the company." The Company will be filing customary "first day" motions in the Chapter 11 cases, to ensure normal operations. These motions, subject to court approval, will enable the timely payment of employee wages and benefits, the continuation of customer programs and other relief. The expedited relief being sought by the Company includes permitting guests to continue to use rewards and gift cards at participating locations to enjoy the exceptional food and service we are proud to provide through BurgerFi and Anthony's Coal Fired Pizza & Wings. Court filings and other documents related to the restructuring are available on a separate website administered by the Company's claims agent, Stretto, Inc. at cases.stretto.com/BFI. Stakeholders with questions can call (855) 492-7450 or (714) 881-5915 or email BurgerFiInquiries@stretto.com. Proposed advisors to the Company are Raines Feldman Littrell LLP, Force Ten Partners, with Jeremy Rosenthal as the Company's Chief Restructuring Officer, and Sitrick And Company as strategic communications advisor to the Company. About BurgerFi International (Nasdaq: BFI, BFIIW) BurgerFi International, Inc. is a leading multi-brand restaurant company that develops, markets, and acquires fast-casual and premium-casual dining restaurant concepts around the world, including corporate-owned stores and franchises. BurgerFi International, Inc. is the owner and franchisor of the two following brands with a combined 144 locations. Anthony's. Anthony's is a premium pizza and wing brand with 51 restaurants (50 corporate- owned casual restaurant locations and one dual brand franchise location), as of September 10, 2024. Known for serving fresh, never frozen and quality ingredients, Anthony's is centered around a 900-degree coal-fired oven with menu offerings including "well-done" pizza, coal-fired chicken wings, homemade meatballs, and a variety of handcrafted sandwiches and salads. Anthony's was named "The Best Pizza Chain in America" by USA Today's Great American Bites, "Top 3 Best Major Pizza Chain" by Mashed in 2021, "The Absolute Best Wings in the U.S." by Mashed in 2022, and named in "America's Favorite Restaurant Chains of 2022" by Newsweek. BurgerFi. BurgerFi is among the nation's fast-casual better burger concepts with 93 BurgerFi restaurants (76 franchised and 17 corporate-owned) as of September 10, 2024. BurgerFi is chef-founded and committed to serving fresh, all-natural and quality food at all locations, online and via first-party and third-party deliveries. BurgerFi uses 100% American Angus Beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi's menu also includes high-quality Wagyu Beef Blend Burgers, All-Natural Chicken offerings, Hand-Cut Sides, and Frozen Custard Shakes. BurgerFi was named "The Very Best Burger" at the 2023 edition of the nationally acclaimed SOBE Wine and Food Festival and "Best Fast Food Burger" in USA Today's 10Best 2023 Readers' Choice Awards for its BBQ Rodeo Burger, "Best Fast Casual Restaurant" in USA Today's 10Best 2023 Readers' Choice Awards for the third consecutive year, QSR Magazine's Breakout Brand of 2020 and Fast Casual's 2021 #1 Brand of the Year. In 2021, Consumer Reports awarded BurgerFi an "A Grade Angus Beef" rating for the third consecutive year. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com. BurgerFi® is a Registered Trademark of BurgerFi IP, LLC, a wholly-owned subsidiary of BurgerFi.

Forward-Looking Statements This press release may contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally can be identified by words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will be," "will continue," "will likely result," and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those risks and uncertainties described under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 10, 2024, the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on May 16, 2024, and in any other filings made by the Company with the U.S. Securities and Exchange Commission, which are available at www.sec.gov, and the risks attendant to the bankruptcy process, including the Company's ability to obtain court approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 cases; the effects of the Chapter 11 cases, including increased legal and other professional costs; results of operations or business prospects; the effects of the Chapter 11 cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 cases; objections to the Company's restructuring process or other pleadings filed that could protract the Chapter 11 cases; risks associated with third-party motions in the Chapter 11 cases; Court rulings in the Chapter 11 cases and the outcome of the Chapter 11 cases in general. All subsequent written and oral forward-looking statements attributable to BurgerFi or persons acting on BurgerFi's behalf are expressly qualified in their entirety by the cautionary statements included in this press release. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. View original content:https://www.prnewswire.com/news-releases/burgerfi-international-files- for-protection-under-chapter-11-302245295.html SOURCE BurgerFi International